Exhibit 99

Hot Dogs with Herb Scottsdale, Arizona February 20, 2003

The Dial Corporation This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on management's beliefs, as well as on assumptions made by and information currently available to management and involve various risks and uncertainties, certain of which are beyond the Company's control. The Company's actual results could differ materially from those expressed in any forward looking statements made on behalf of the Company. Safe Harbor

The Dial Corporation The following presentation uses non-GAAP financial measures on pages 7, 11, 12 and 87. Prior to this presentation, we filed an 8-K with the SEC furnishing a copy of this presentation that includes (i) financial measures calculated and presented in accordance with GAAP that are the most directly comparable to the non-GAAP financial measures used in this presentation and (ii) a quantitative reconciliation of the differences between the non-GAAP financial measures used in this presentation to the most directly comparable financial measures calculated and presented in accordance with GAAP. This 8-K is available on our web site at www.dialcorp.com. Non-GAAP Financial Measures

Dial Today Note: 52-week volume market shares, period ending 12/28/02, per A.C. Nielsen - FDM & Wal-Mart Panel Dial Purex Renuzit Armour Category • Size • Growth • Dial Growth Soaps Excl. Wipes $2.2B +0.05% +4.4% Laundry Detergent $4.9B -0.7% +20.9% Air Fresheners Excl. Auto $1.3B +3.5% +3.7% Canned Meats $1.3B +1.9% +7.5% Unit Share of Market 20.0% 13.2% 22.4% 20.1% Brand Position #1 Brand #1 Deodorant Bar Soap #2 Liquid Soap #1 Value Brand #2 Liquid Brand #2 Brand Over All #1 Item Air Freshener (Adjustables) #3 Brand #1 Value Brand #1 Vienna Sausage brand - the flagship product

Dial Had A Strong 2002

2002 Results Operating Earnings +27% Earnings Per Share +34% Note: Excludes Divestitures and Special Items

2002 Results (In Millions) 2000 2001 2002 East 588 417 239 Net Debt Reduced $349 Million Total Debt $595 $445 $459 Cash 7 28 220 Net Debt $588 $417 $239

DL Outperformed Peers Dial +18.8% Church & Dwight +14.3% Procter & Gamble +8.6% Clorox +4.3% Gillette -9.1% Colgate -9.2% DL Outperformed Broader Market DJIA -16.8% S&P 500 -23.4% NASDAQ -31.5% 2002 Results Dial Stock Performance

Net Sales Personal Cleansing +4.2% Laundry Care +15.8% Air Fresheners +1.7% Food +3.3% Domestic Branded +8.0% Total International & Other +6.1% Total Dial +7.8% 2002 Results

2002 Results Sales +7.8% Gross Margin +230BP Operating Margin +260BP SG&A 30BP IMPROVEMENT Cash +$191MM INCREASE Market Capitalization +$304MM INCREASE Note: Excludes Argentina and special items.

2002 Results Realigned Manufacturing Closed Compton, California Closed Mexico City, Mexico Moved Aloe Bars to Aurora Plant Full year of Coast production Higher Sales Volumes Manufacturing Efficiencies Liquid laundry detergent "in-case fill lines" Higher throughput on existing lines Product Supply Savings Resins Meat Aluminum Transportation and Distribution Savings Plant direct shipments Storage cost savings Note: Excludes Argentina & Special Items Gross Margin Improved 230 BP

# 2002 Results

## *Unit Market Share*

| | |
|---|---|
| **Dial** | **+0.7** |
| Dial Bar | +0.2 |
| Liquid Dial | +0.2 |
| Dial Body Wash | +0.5 |
| **Purex** | **+2.1** |
| Purex Liquid | +2.2 |
| Purex Powder | -0.1 |
| Purex Tablets | NC |
| **Renuzit** | **-0.1** |
| Adjustables | +1.8 |
| Sprays | -0.4 |
| Candles | -0.7 |
| Electrics | -0.5 |
| **Armour** | **+1.0** |
| Vienna Sausage | +1.2 |
| Chili | +0.1 |
| Treet | -0.1 |

THE DIAL CORPORATION

**Source: A.C. Nielsen FDM + Wal-Mart 52-weeks ending 12/28/02.*

Page 13

Sustaining Growth Going Forward

Sustainable Growth Model Grow Sales Reduce Costs Leverage Core Brands Allocate Capital To Improve Shareowner Value

Leverage core brands Continually refresh - line extend, brand extend Build on value proposition Concentrate on convenience Position/package/promote to seize channel shift Top-Line Growth

Leverage Core Brands Continually Refresh - Line Extend, Brand Extend

Leverage Core Brands Build on Value Proposition Tone 23¢/oz. Dove & Caress 30¢/oz. Purex 2.8¢/oz. Gain 5.0¢/oz. Tide 6.0¢/oz. Renuzit $2.15 Glade $3.19 Wizard $3.29 Armour 94¢/15 oz. Hormel $1.40/15 oz. *Source: A.C. Nielsen 12-weeks ending 12/28/02.

Leverage Core Brands Concentrate on Convenience

Leverage Core Brands Position/Package/Promote to Seize Channel Shift Purex 300 oz. Renuzit 3 Pack Armour 12-Pack 5 oz. Cans Dial 20 oz.

Channel Shift % Increase Top Five Accounts vs. Year-Ago Wal-Mart plus Sam's 25% Fleming / K-Mart 5% Dollar General 32% Family Dollar 24% Target 20% (All Grocery +3%) Dial Shipments

Channel Shift *Data is from Nielsen for 52-weeks ending 12/28/02. **Adjustables +14.3% FDKT, +23.1% Wal-Mart Sales Increase In 2002* ** **

Leverage core brands Continually refresh - line extend, brand extend Build on value proposition Concentrate on convenience Position/package/promote to seize the channel shift Top-Line Growth Expect to sustain 3-4% top-line growth New products 1-2%

Disciplined spending/aggressive cost savings 40% of capital expenditures are profit improvement opportunities with an expected 20% after-tax return Savings projects Standardized packaging Rationalization and consolidation of suppliers Extend forward commitment on more price volatile ingredients to buffer market fluctuations IT productivity improvements Infrastructure upgrade Web based transportation load tendering system Reduce Costs

The Dial Corporation Personal Cleansing Business Unit February 20, 2003

Personal Cleansing Business Unit

Personal Cleansing Business Unit

Personal Cleansing Business Unit Quick Facts Dial is now the #2 soap manufacturer, surpassing both P&G and Colgate in 2002 Dial outpaced the soap category by over 4 times in 2002 Deodorant bars are the largest soap segment and Dial is #1 Bodywash the fastest growing segment and Dial is #2 in volume Liquid Dial was the fastest growing hand soap in 2002 Dial gained more share in 2002 than any other manufacturer

Personal Cleansing Business Unit 2002 Results 2002 was another record year Record revenue Record profits Non Scan Business drove the results

Bars Liquid Hand Body Wash East 2 5 23 +2% +5% +23% Personal Cleansing Business Unit 2002 was a record year Non-scan business drove the results Body Wash continues to soar 2002 Results

Dial Corp Colgate P&G Lever P/L East 276 246 263 580 81 Dial (18 Share/+.6 pts) Colgate (16 Share/+.3 pts) P&G (17 Share/-1.5pts) Lever (38 Share/+.2 pts) Colgate +2.6% Lever +0.9% P&G -7.6% Source: Nielsen $ Sales YT D through 12/28/02, FDKT + WM Personal Cleansing Business Unit In 2002, Dial was the key driver of growth in the soap aisle, growing faster and gaining more share than any other manufacturer. Dial +4.2%

Personal Cleansing Business Unit 2003 Success Formula Core product expansion: ACV build, Channel growth Continued rapid pace of differentiated New Products Successful Advertising Campaign Continues "You're Not as Clean as You Think" Increased emphasis on Hispanic Marketing Cost Savings in formulation, packaging and plant efficiency will improve gross margin

Personal Cleansing - Liquid Hand Base business also healthy Base Liquid Dial +3% during 2002 Vitamin Beads Natural Decor Dial Complete up 47% and drove growth in the Liquid Hand business Kills 10X more germs than other hand soaps # 3 pump in the market Strong 32% repeat Over 65% of the repeat is coming from users who have repeated 2+ times

Personal Cleansing - Body Wash 2002 was the 6th consecutive year of double digit growth 1996-2002 CAGR = +33% Dial's growth in 2002 outpaced the segment by over 3 times Driven by packaging/appearance innovation Dial Vitamins and Tone body washes 1996 1997 1998 1999 2000 2001 2002 Sales 3 3 5 7 10 12 15 Sales $MM

Personal Cleansing - 2003 New Products Tone Mango Splash Body Wash Builds Tone equity & shelf presence in expanding body wash segment Appealing positioning unique to soap aisle On-trend fragrance outperforms key competitors* Ships February 2003 * Fragrance liking higher than Caress Nature's Silk, Dove Fresh Moisture, Ohm by Olay Citrus & Ginger and St Ives Apricot body washes in Central Location Sniff Test, N=152 Female body wash users 18-39, September 2002.

Personal Cleansing - Bar Soaps In Wal-Mart, Dial Bar grew +15% and 2.5 share points in 2002! Base Dial Bar Market Share

Personal Cleansing - 2003 New Products Bars Dial Herbal Springs Tone Translucent Q4 New Product Liquid Hand Improved Bottle Graphics Lenticular Decor (Busch Gardens) Q4 New Product Body Wash Dial Herbal Springs Tone Mango Splash Coast Body Wash Mid-year New Product

Personal Cleansing - 2003 New Products Dial Herbal Springs Bar & Body Wash Builds on Dial's strength and success in fragrance products On trend positioning leverages nature-inspired product trend Consumer Preferred fragrance and package appearance Ships February 2003

Personal Cleansing - 2003 New Products Tone Cucumber Melon and Wild Flowers Bars Ships February 2002 Distinctive translucent bar and clear packaging Leverages momentum from successful 2002 Tone body wash launches Test Market Ships February 2003

Personal Cleansing - 2003 New Products Liquid Dial Lenticular Clear Decor Lenticular Labels Drive impulse purchase at shelf with unique, innovative packaging Continue to leverage relationship with Busch Entertainment Ships March 2003

Personal Cleansing - Liquid Hand Liquid Dial Gold New Graphics Gold Pattern Graphics Enhance appearance of Gold packaging without jeopardizing strong antibacterial appeal Pattern graphics drive significant increase in purchase interest and attractiveness ratings Ships March 2003

Personal Cleansing - 2003 New Products Coast Refreshing Body Soap Unisex positioning to maximize market opportunity - Appeals to young men who are growing in regular usage of body wash while also appealing to women who are the primary category shoppers Unique and consumer preferred appearance among both sexes Consumer preferred fragrance & formula among both sexes Leverages Coast's strong brand name and Eye- Opening heritage Start Ship February 2003

The Dial Corporation Laundry Care Business Unit February 20, 2003

Laundry Care

Laundry Care Fast Facts Purex is the #2 brand in volume; 5 share points ahead of the #3 brand Purex is the #3 brand in dollars, less than one half share point behind the #2 brand Liquid Purex is the #2 Liquid brand in both volume and dollars The Laundry Care Business Unit has improved its operating margins 480 basis points in the last 12 months, while increasing consumer spending over 50%

2002 Results 2002 was a record year Record revenue Record market share Record gross profits/margin Laundry Care

Dial Corp Armus P&G Lever East 13888 15427 43826 15437 Dial (14 Share/+1.9 pts) Armus (15 Share/+0.2 pts) P&G (43 Share/+0.3pts) Lever (15 Share/-1.9 pts) Dial +19% Armus +4% Lever -9% P&G +3% Source: Nielsen Vol Sales YT D through 12/28/02, FDKT + WM In 2002, Dial was the key driver of growth in the Laundry Category, growing faster and gaining more share than any other manufacturer Laundry Care

Purex Detergents 1997 1998 1999 2000 2001 2002 Liquid 8.1 9.4 10.5 10.6 11.2 13.2 Volume Share of Market 8.1 9.4 10.5 10.6 11.2 13.2 In 2002, Purex growth accelerated and represented the 5th consecutive year of share growth Laundry Care

2002 was a record year Non-Nielsen/IRI read accounts grew much faster than Nielsen/IRI read accounts Non-IRI/Nielsen Read Accts % of Business Growth Rate 47% +31% IRI/Nielsen Read Accts % of Business Growth Rate 53% +6% + = +16% 2002 Laundry Care 2002 Results

2002 was a record year Non-Nielsen/IRI read accounts grew much faster than Nielsen/IRI read accounts Operating margins improved over 400 basis points for the second consecutive year Laundry Care 2002 Results

And we expect the momentum to continue Laundry Care

Keeping the Momentum! Focus on the value strategy Improve Profit Margin Deliver Premium Product Benefits at a Consumer Value 80% performance at 50% of the price Cleaning Packaging Fragrance Aggressive cost reduction coupled with better quality Improved manufacturing reliability Trade spending efficiency Laundry Care

Focus on the value strategy Favorable product and retailer mix 90% of total Purex is in Liquids compared to 70% of the segment Liquid Segment is up 6%, while Powder Segment is down -7% Purex is more strongly developed with Wal-Mart than the balance of competitors Wal-Mart is up double digits, while balance of market is declining Laundry Care Keeping the Momentum!

Focus on the value strategy Favorable product and retailer mix Strengthening consumer equity and less reliance on merchandising #2 in Penetration, trailing only Tide #2 in Consumer Loyalty, trailing only Tide Strong performance/value equation Cleaning Efficacy Purex All Arm & Hammer Cheer Gain Surf % % % % % % 54 49 50 47 55 57 Price/Value 70 40 50 20 27 39 Laundry Care Keeping the Momentum!

Focus on the value strategy Favorable product and retailer mix Strengthening consumer equity and less reliance on merchandising 2000 2002 2001 % Purex Vol Moved on Deal Result is a reduction in reliance on merchandising 46% 45% 43% Laundry Care Keeping the Momentum!

Keeping the Momentum! Focus on the value strategy Favorable product and retailer mix Strengthening consumer equity and less reliance on merchandising Opportunity to increase shelf space Purex's shelf space has not kept up with its rapid growth At our Top 10 accounts, Purex is under-shelved by over 20% We are seeing shelf space increase in nearly all accounts and will continue to see increases as shelf space "catches up" with volume Laundry Care

Keeping the Momentum! Focus on the value strategy Favorable product and retailer mix Strengthening consumer equity and less reliance on merchandising Opportunity to increase shelf space Cap upsizing As competitors have increased their cap size, Purex has not Currently, have smaller cap than P&G and Lever Will increase cap size in mid-year 2003 and then again in 2004 Laundry Care

Keeping the Momentum! Focus on the value strategy Favorable product and retailer mix Strengthening consumer equity and less reliance on merchandising Opportunity to increase shelf space Cap upsizing New initiatives Launch #1 Launch #2 ? Mid-Year Launches Laundry Care

Keeping the Momentum! Focus on the value strategy Favorable product and retailer mix Strengthening consumer equity and less reliance on merchandising Opportunity to increase shelf space Cap upsizing New initiatives Laundry Care

The Dial Corporation Air Fresheners Business Unit February 20, 2003

Air Fresheners Page 121

Fast Facts Renuzit is the #3 brand in dollars with a 15 share of the $1.3 Billion Air Freshener market. Renuzit is the #2 brand in unit volume. Renuzit Adjustable is the #1 Air Freshener in units sold, 4 share points higher than the #2 brand. The Air Fresheners Business Unit has improved gross margin 400 basis points over the last 4-years. Air Fresheners

2002 Results 2002 was a mixed year Record revenue Record gross profit/margin Record operating profits Strong year on Adjustables Disappointing year on other Renuzit items Air Fresheners

1998 1999 2000 2001 2002 East 177444 214363 216510 228823 235012 2002 was a mixed year Revenue increased for the 4th consecutive year. 2002 Results Net Sales BT Air Fresheners

2002 was a mixed year. Revenue increased for the 4th consecutive year. Gross margin improved for the 4th consecutive year and has increased nearly 400 basis points over that time period. 2002 Results Gross Margin 1998 1999 2000 2001 2002 East 39.96 40.63 41.29 41.99 43.72 Air Fresheners

2002 was a mixed year. Revenue increased for the 4th consecutive year. Gross margin improved for the 4th consecutive year. Adjustables, Renuzit's highest margin product, had a strong year. Other Renuzit items were a disappointment. 2002 Results Air Fresheners

Revitalization of the business Air Fresheners

Revitalization of the business Renewed emphasis on Brand Strategy to build for '04. Value Innovation Refreshment Cost Improvement Candles Instant Continuous Action Electric Carpet Air Fresheners

Adjustables will continue to grow modestly in '03. Other Renuzit lines will decline while the line is updated in late F'03. Revitalization of the business Air Fresheners

Develop and execute strategies for each Air Freshener segment. 3-Pack Adjustable CA non-electric CA electric Carpet Candles Instant 201 511 136 204 209 Non-Electric Continuous Action ($200MM) Increase buy-rate of Adjustables. Introduce on-trend new products. Fresh Elements Revitalization of the business NEW Air Fresheners

Develop and execute strategies for each Air Freshener segment. CA non-electric CA electric Carpet Candles Instant 201 511 136 204 209 Instant Action ($210MM) Focus on value added benefits. Super Odor Neutralizer will contribute to growth. Revitalization of the business Air Fresheners

Develop and execute strategies for each Air Freshener segment. CA non-electric CA electric Carpet Candles Instant 201 511 136 204 209 Electric Continuous Action ($510MM) Improve value equation to gain fair share. Improve current product offerings. Old Revitalization of the business vs. New Air Fresheners

Develop and execute strategies for each Air Freshener segment. CA non-electric CA electric Carpet Candles Instant 201 511 136 204 209 Candles ($210MM) Improve current product offerings. Improve value proposition. BONUS SIZE!! Revitalization of the business Air Fresheners

2003 Summary Renewed emphasis on Brand Strategy to build for '04. Develop and execute strategies for each Air Freshener segment. CA non-electric CA electric Carpet Candles Instant 201 511 136 204 209 Value Innovation Refreshment Cost Improvement Candles Instant Electric Carpet Air Fresheners

The Dial Corporation Foods Business Unit February 20, 2003

Foods Products

Foods Products Armour is the number one and the fastest growing brand in the canned meat category. Dial is the #2 manufacturer of canned meats. Armour holds the #1 position in three of the eight segments in which it competes. Business projects that will be pursued grow volume or reduce costs via innovative packaging or process engineering. New product initiatives will be pursued on a disciplined basis. Armour has improved its gross margin 100 basis points in the last 12 months. Fast Facts

2002 Results 2002 was a strong year 3% revenue growth Record market share Highest revenue since 1999 Consistent income growth Targeted growth in Club, Dollar, and Mass outlets Foods Products 2000 2002 2001 Non-IRI/Nielsen Read Accts. 25% +21% IRI/Nielsen Read Accts. % of Business Growth Rate % of Business Growth Rate 75% -1% + = +4% 2002

Canned Meat 2002 Growth Rate Canned Meats Armour Con Agra Hormel Sara Lee Private Label 0.0053 0.0734 0.024 -0.005 -0.1298 0.019 Market Performance 1996 1997 1998 1999 2000 2001 2002 17.1 18.4 17.7 19.6 19 19.5 20.1 Armour Unit Share Trend

Private Label 1998 1999 2000 2001 2002 27710 33471 31312 36512 39838 Private Label brand growth continues across categories Utilize Current Capacity Growth through expanded relationship with existing customers Manufacturing capabilities include a broad list of products

Armour Foods The momentum will continue Focus on proven merchandising strategies. Strong development in growing retailer channels. Rapid growth of Dollar outlets. Target opportunities that focus on shelf stable convenience and leverage Armour's equity. Co-Pack/Private Label Opportunities: Growth through innovative product offerings that utilize current capacity.

Foods - 2003 Initiatives Armour Sandwich Spread (Chicken and Ham) Opportunity to enter growing poultry segment and co-brand/market with chicken supplier. Currently testing in targeted Southeast accounts. Superior performance to the market leader in consumer sensory testing. Club Packs New Items in development for 1Q04 and 3Q04

Foods Strategy Formula Innovation Lower commodity costs through supply agreements Leverage developments in advanced meat recovery Package Innovation Work with suppliers to develop lower cost packaging materials Lower weight materials will reduce delivery costs Increase purchase multiples

Summary Revenue Growth Low risk new item entries Dollar Channel Club Channel Co-Pack and Private Label Income Growth Cost Management Packaging Innovation Process Innovation

Financial Review

Financial Objectives Unit Sales Growth of approximately 3% Net Income Growth of at least 10% CFROIC in excess of 20% Cash Flow from Operations 10+% of Net Sales V E R C

2002 Performance From Continuing Operations - Pro-Forma Operations ($ millions) (1) Pro-Forma - excludes special items. 2002(1) 2001(1) Change Net Sales $1,282.2 $1,189.3 7.8% Gross Margin 37.3% 35.0% 230 bps Operating Margin 17.0% 14.4% 260 bps EPS - Diluted $1.19 $0.89 33.7% Cash Flow from Operations $215.2 $156.9 37.2%

2002 Performance From Continuing Operations - GAAP Operations ($ millions) 2002 2001 Change Net Sales $1,282.2 $1,189.3 7.8% Gross Margin 37.5% 34.3% 320 bps Operating Margin 17.2% 13.7% 350 bps EPS - Diluted $1.22 $0.81 50.6% Cash Flow from Operations $215.2 $156.9 37.2%

2002 2002 2002 2001 2001 2001 Gross Margin Operating Margin EPS from Cont. Ops. Gross Margin Operating Margin EPS from Cont. Ops. As Reported, GAAP 37.5% 17.2% $1.22 34.3% 13.7% $0.81 Effect of Special Charges (Gains) (0.2) (0.2) (0.03) 0.7 0.7 0.08 Pro Forma 37.3% 17.0% $1.19 35.0% 14.4% $0.89 Reconciliation of GAAP Financial Measures with Pro Forma Non-GAAP Measures

Balance Sheet ($ millions) Balance Sheet Improvement December 2002 December 2001 Fav. (Unfav.) Cash $219.6 $28.3 $191.3 Total Debt 458.4 445.3 (13.1)* Net Debt $238.8 $417.0 $178.2 Working Capital Net of Cash $8.3 $20.2 $11.9 Equity $149.0 $81.9 $67.1 *Increase due to deferred gain from interest rate swap.

We expect the following: Balance Sheet Increase cash by approximately $100MM Maintain strong inventory and accounts receivable performance measures Cash Flow Cash flow from operations of approximately $160MM Capital expenditures - $45MM EPS Operating margins improve 75 - 100 basis points Expect EPS from continuing operations of approximately $1.31 ($0.28 in first quarter) Financial Guidance 2003

Acquisitions Debt reduction Opportunistic share repurchase Dividend increase Incremental reinvestment in the base business Capital Allocation Strategies